Exhibit 10.44

Amendment Three to Manufacturing and Purchase Agreement
Between Dot Hill Systems Corp. and Hon Hai Precision Industry
Co. Ltd.

This Amendment No.3 ("Amendment") is dated January 31, 2013 (the "Effective Date") and is an amendment to the Manufacturing and Purchase Agreement dated September 2008 (the "Agreement") between Dot Hill Systems Corp. and its subsidiaries ("Dot Hill") and Hon Hai Precision Industry Ltd, and its parents, subsidiaries and affiliate companies ("Foxconn").

Except as expressly set forth herein, all other terms and conditions of the Agreement shall continue in full force and effect. Capitalized terms used but not defined herein shall have the meanings given thereto in the Agreement. This Amendment shall become part of the Agreement and all applicable terms and conditions of the Agreement including, but not limited to Section 21.7 of the Agreement regarding Further Assurances, shall apply to this Amendment.

Whereas, Dot Hill and Foxconn wish to enter into this amendment to set forth ways in which to leverage each other's Supplier Quality Engineering resources to better address quality assurance obligations with respect to components and other materials used by Foxconn to manufacture the Products ("Components"), and

Whereas, Dot Hill and Foxconn also wish to standardize and set forth in writing the efforts and obligations regarding: audits; SCAR status reporting, KPI reporting; and other quality-related activities.

Therefore, Appendix 3 of the Agreement shall be revised to add the following terms and conditions:

11. The parties agree that various Supplier Quality Assurance obligations will be divided between the parties as set forth on Exhibit 1, attached hereto and made a part hereof by reference. On Exhibit 1, "X" signifies involvement, the letter "R" signifies Responsible (primary) and the letter "S" signifies Supporting role. "Supporting role" means providing data or assistance as may be required and provided to fulfill the Supplier Quality obligation as outlined by the primary Responsible party.

12. Foxconn Supplier Quality Engineers ("SQE") are only able to easily audit suppliers within the Guangdong and Hebei provinces (the "Provinces") until such time that the manufacturing site is moved to Tianjin. There are certain key suppliers that exist outside of these Provinces. The parties agree that Foxconn will be primarily Responsible for auditing and ensuring compliance with all applicable requirements as may be set forth herein or in the Agreement ("Requirements") for those suppliers that are within the Guangdong and Hebei Provinces and Dot Hill will assume a Supporting role. For suppliers outside the Guangdong and Hebei Provinces, Dot Hill will be primarily Responsible for auditing and ensuring compliance with the Requirements, and Foxconn will assume a Supporting role.

Exhibit 10.44

13. Foxconn has received copies of Dot Hill's key supplier audit plans for review and coordination. Foxconn will execute the items that they are responsible for as set forth in Exhibit 1.

14. Foxconn has received a copy of Dot Hill's Supplier Quality Management Handbook ("SQMH''), which is also available to Foxconn through Dot Hill's online database called Agile ("Agile"). Dot Hill may update the SQMH from time to time, and upon notice, Foxconn agrees to access the updated SQMH, which will automatically replace the previous SQMH. The parties agree that Foxconn will use reasonable commercial efforts to have those suppliers for whom it is Responsible to audit and oversee adhere to the latest version of the SQMH.

15. The parties will use commercially reasonable efforts to reconcile their auditing methods, and mutually agree to a set of methods going forward. Such auditing methods will include, but not be limited to: frequency of audits; acceptance criteria, and; other methods ("Audit Methods"). The agreed-upon Audit Methods will then be placed in Agile along with any subsequent audit results. Each party hereby agrees that with respect to the suppliers for whom it is tasked to audit and oversee, the parties will comply with the agreed-upon Audit Methods as placed in Agile.

16. Foxconn will consider the frequency for KPI reporting for suppliers selected by Dot Hill, and will submit a list of suggested frequencies by supplier. The parties will then mutually agree upon the list, and each agrees to work toward fulfillment of those frequencies.

17. The parties agree to use Agile as the software tool for creating a unified database, and as a repository for all information relating to supplier quality assurance including, but not limited to: audit reports; non-conformance tracking; and yield issue tracking; SCAR issuance.

18. Foxconn will review material shortage reports on a weekly basis to assure shortages are not due to quality issues. If the shortages are due to quality issues, Foxconn will take immediate steps to resolve the situation as quickly as is commercially reasonable.

19. Dot Hill shall develop and propose a standardized tier 2 ("T2") KPI report format. Upon mutual agreement, such KPI report format will be used by SQEs from both parties with respect to all components and commodities.

20. Process Management Plans (PMP) will be monitored by both Foxconn and Dot Hill at all suppliers as shown in Exhibit 1. Any changes to agreed-upon processes require that the supplier submit a Process Change Notification (PCN) to Dot Hill and/or Foxconn PRIOR TO implementing the change, and these changes will be subject to Dot Hill's approval. PCNs need to be issued for all, but not limited to, the following:

•	Tooling changes

•	Design changes

Exhibit 10.44

•	Manufacturing location changes

•	Manufacturing, testing, quality assurance, reporting, assembly or other applicable process changes

•	Material or component changes

•	Sub-supplier changes

•	Testing process changes

Intending to be legally bound, the parties execute this Amendment to be effective as of the Effective Date stated above.

DOT HILL	Hon Hai Precision Industry Co. Ltd.
/s/ Dana Kammersgard	/s/ Jackson Shih
Signature	Signature
Name: Dana Kammersgard	Name: Jackson Shih
Title: CEO	Title: V.P.
Date: 3/23/13	Date: 4/30/13

Exhibit 10.44

EXHIBIT 1. Amendment No. 3 January 31, 2013 to the Manufacturing and Purchase Agreement dated September 2008

Team
Mechanical Parts Responsibilities	Foxconn	QA	Product Eng	DCC	SBM	Production	PM/NPI	Management	Dot Hill	QA	Engineering	Procurement	Config Management	PM	Management
Development
Sourcing									X		R	S				X=	Involved
Design Requirement and Verification									X		R	S				R=	Responsible (primary)
RoHS / REACH Certifications									X	R		S				S=	Supporting role
PPAP									X	R	S
Initial Process Management Plan (PMP)									X	R	S
Initial Supplier Survey, QPA, QSA									X	R		S
Initial part numbers									X		S		R
Initial BOMS									X		S		R
Drawings and models									X	S	R
Development Planning and timelines									X					R	S

NPI
Special Build
1. SB BOM or PN release									X		S		R
2. SB BOM or PN loading	X		R	S
3. Material purchase	X				R		S		X			S
4. Material inspection	X	R							X	S
5. Manufacturing support arrangement	X		R				S
6. Finalize Process Management Plan (PMP)	X		S			R			X	S
7. Final product verification and report	X	R	S
8. Final product approval									X		R				S
RDT									X	R	S
AVL Add
1. Dot Hill system update									X			S	R
2. ECO release									X		S		R		S
3. Foxconn system update	X		S	R
4. Foxconn implementation	X		S			R
Production
Annual Audit
1. Foxconn Internal Suppliers	X	R						S	X	S
2. Local suppliers	X	R						S	X	S

Exhibit 10.44

3. Inter-province suppliers	X	S							X	R
4. Oversea Suppliers	X	S							X	R
Quality Assurance
1. IQC Data Reporting	X	R
2. LRR data reporting	X	R
3. RoHS sampling plan	X	R							X	S
4. SCAR/CAR monitoring	X	R
5. Escalation	X	S					R	S	X					S
6. Disqualification	X	S					S		X	R	S	S
7. Tool life monitoring	X	R							X	S
8. Nth First Article reports	X	R							X	S
ECN
1. ECN request	X	S	S						X		R		S
2. ECN review and verification	X	S	S	S		S			X	S	R
3. Agile release									X		S		R
4. Foxconn implementation	X	S				R
Quality Returns
1. Defect verification	X	R
2. Return logistic arrangement	X				R
3. Credit notes or replacements	X	S			R
Quality Improvements
1. Joint Suppliers redesign and re-verification	X	S	R
2. Joint Supplier QBR	X	R						S	X	S		R
Second Sourcing
1. Repeat the sourcing procedure	X				S				X	S		R

Exhibit 10.44

Team
Power Supply Parts Responsibilities	Foxconn	QA	Product Eng	DCC	SBM	Production	PM / NPI	Management	Dot Hill	QA	Engineering	Procurement	Config Management	PM	Management	Manufacturing Ops	PS Supplier	Design Engineering	Procurement	SBM	QA	Production	Production Eng	Management
Development
Sourcing									X		R	S					X	R	S						X=	Involved
Design Requirement and Verification									X	S	R			S			X	R			S				R=	Responsible (primary)
Supplier Audits									X	R		S			R		X			S	R			R	S=	Supporting role
Prototypes and Engineering Builds									X		R	S					X	R	S
Ops Builds									X			S				R	X					R	S
Initial Process Management Plan (PMP)									X	S						S	X	S			S	S	R

NPI
Special Build
1. Material purchase	X				R		S		X			S	S
2. Material inspection	X	R	S						X	S						S
3. Manufacturing support arrangement	X		S			S	R
4. Finalize Process Management Plan (PMP)	X	S							X	R
5. Final product verification and report	X	S				R		S	X	S
6. Final product report	X	R	S			S	S	S	X	S
AVL Add
1. Dot Hill system update									X			S	R
2. ECO release									X		S		R		S
3. Foxconn system update	X		S	R
4. Foxconn implementation	X		S			R
Production
Annual Audit
1. Foxconn Internal Suppliers	X	R						S	X	S
2. Local suppliers	X	R						S	X	S
3. Inter-province suppliers	X	S							X	R
4. Oversea Suppliers	X	S							X	R
5. ECN/PCN Notifications	X	S			R				X	S		R					X			S			R

Exhibit 10.44

Quality Assurance
1. IQC Data Reporting	X	R				X	S
2. LRR data reporting	X	R		S
3. Supplier SPC, Yield Reports & monitoring	X	R				X	S				X			S	S
4. SCAR/CAR monitoring	X	R				X	S
5. Escalation	X	R				X	S
6. Disqualification	X	S	S			X	R	S		S
Quality Returns
1. Defect verification	X	R				X	S
2. Return logistic arrangement	X	S	R
3. Credit notes or replacements	X	S	R
Quality Improvements
1. Joint Suppliers redesign and re-verification	X		S			X		R			X	R
2. Joint Supplier QBR	X				S	X			R
Second Sourcing
1. Repeat the procedure						X		S			X	R	S

Exhibit 10.44

Team
Power Supply Parts Responsibilities	Foxconn	QA	Product Eng	DCC	SBM	Production	PM / NPI	Management	Dot Hill	QA	Engineering	Procurement	Config Management	PM	Management	Manufacturing Ops	PS Supplier	Design Engineering	Procurement	SBM	QA	Production	Production Eng	Management
Development
Sourcing									X		R	S					X	R	S						X=	Involved
Design Requirement and Verification									X	S	R			S			X	R			S				R=	Responsible (primary)
Supplier Audits									X	R		S			R		X			S	R			R	S=	Supporting role
Prototypes and Engineering Builds									X		R	S					X	R	S
Ops Builds									X			S				R	X					R	S
Initial Process Management Plan (PMP)									X	S						S	X	S			S	S	R

NPI
Special Build
1. Material purchase	X				R		S		X			S	S
2. Material inspection	X	R	S						X	S						S
3. Manufacturing support arrangement	X		S			S	R
4. Finalize Process Management Plan (PMP)	X	S							X	R
5. Final product verification and report	X	S				R		S	X	S
6. Final product report	X	R	S			S	S	S	X	S
AVL Add
1. Dot Hill system update									X			S	R
2. ECO release									X		S		R		S
3. Foxconn system update	X		S	R
4. Foxconn implementation	X		S			R
Production
Annual Audit
1. Foxconn Internal Suppliers	X	R						S	X	S
2. Local suppliers	X	R						S	X	S
3. Inter-province suppliers	X	S							X	R
4. Oversea Suppliers	X	S							X	R
5. ECN/PCN Notifications	X	S			R				X	S		R					X			S			R
Quality Assurance
1. IQC Data Reporting	X	R							X	S

Exhibit 10.44

2. LRR data reporting	X	R		S
3. Supplier SPC, Yield Reports & monitoring	X	R				X	S				X			S	S
4. SCAR/CAR monitoring	X	R				X	S
5. Escalation	X	R				X	S
6. Disqualification	X	S	S			X	R	S		S
Quality Returns
1. Defect verification	X	R				X	S
2. Return logistic arrangement	X	S	R
3. Credit notes or replacements	X	S	R
Quality Improvements
1. Joint Suppliers redesign and re-verification	X		S			X		R			X	R
2. Joint Supplier QBR	X				S	X			R
Second Sourcing
1. Repeat the procedure						X		S			X	R	S

Exhibit 10.44

Team
Active Components and Supercaps Responsibilities	Foxconn	QA	Product Eng	DCC	SBM	Production	PM/NPI	Management	Dot Hill	QA	Engineering	Procurement	Config Management	PM	Management	Manufacturing Ops
Development
Sourcing									X		R	S					X=	Involved
Design Requirement and Verification									X		R	S		S			R=	Responsible (primary)
Supplier Audits									X	R		S			S		S=	Supporting role
Initial Process Management Plan (PMP)									X	R	S

NPI
Special Build
1. Material purchase	X				R		S		X			S	S
2. Material inspection	X	R	S						X	S						S
3. Manufacturing support arrangement	X		S			S	R
4. Finalize Process Management Plan (PMP)	X	S							X	R	S
5. Final product verification and report	X	S				R		S	X	S
6. Final product report	X	R	S			S	S	S	X	S
AVL Add
1. Dot Hill system update									X			S	R
2. ECO release									X		S		R		S
3. Foxconn system update	X		S	R
4. Foxconn implementation	X		S			R
Production
Annual Audit
1. Foxconn Internal Suppliers	X	R						S	X	S
2. Local suppliers	X	R						S	X	S
3. Inter-province suppliers	X	S							X	R
4. Oversea Suppliers	X	S							X	R
Quality Monitoring
1. IQC Data Reporting	X	R							X	S
2. LRR data reporting	X	R				S
3. Supplier SPC, Yield Reports & monitoring	X	R							X	S
4. SCAR/CAR monitoring	X	R							X	S
5. Escalation	X	R							X	S
6. Disqualification	X				S				X	R	S				S
Quality Returns
1. Defect verification	X	R							X	S
2. Return logistic arrangement	X	S			R

Exhibit 10.44

3. Credit notes or replacements	X	S	R
Quality Improvements
1. Joint Suppliers redesign and re-verification	X		S		X		R
2. Joint Supplier QBR	X			S	X			R
Second Sourcing
1. Repeat the procedure	X		S		X	S	R	S